UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road, Doylestown, PA, 18901

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2019, ProPhase Labs, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of April 16, 2019, the Company had 11,560,256 shares of common stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. The holders of 11,517,848 shares of Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1. Election of Directors

Each of the nominees for election to the board of directors was elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non-Votes
Ted Karkus	8,404,407	23,699	3,089,742
Jason Barr	8,398,562	29,544	3,089,742
Louis Gleckel, MD	8,254,443	173,663	3,089,742
Warren Hirsch	8,404,762	23,344	3,089,742

Proposal 2. Ratification of the Appointment of Independent Auditors

The ratification of the appointment by the Audit Committee of the board of directors of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
11,396,842	35,394	85,612	0

Proposal 3. Advisory Vote to Approve the Compensation of Named Executive Officers (“Say on Pay” Vote)

The compensation of the Named Executive Officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
8,363,209	56,710	8,187	3,089,742

Proposal 4. Advisory Vote on the Frequency of Future Say on Pay Votes

A majority of the stockholders of the Company selected 3 years as the appropriate frequency for holding future Say on Pay Votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,147,848	4,501	7,272,448	3,309	3,089,742

Based on these results, and consistent with the board of directors’ recommendation, the board of directors has determined that the Company will continue to hold an advisory vote on executive compensation every three years, with the next vote occurring at the annual meeting of stockholders in 2022.

Item 8.01 Other Events

Following his election to the board of directors at the Annual Meeting, Mr. Hirsch was appointed as a member of each of the committees of the board of directors, and as the Chairman of the Audit Committee of the board of directors. As a result of his appointment to the Audit Committee, the Company’s Audit Committee is now comprised of three independent directors, as defined in the Nasdaq Listing Rules, and the Company. The Company has notified Nasdaq that is has regained compliance with Rule 5605(c)(2)(A) of the Nasdaq Listing Rules.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: May 24, 2019